Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the inclusion in the Prospectus, of which this Registration Statement on Form 10 is a part, of the report dated February 24, 2014 relative to the financial statements of New Century Resources Corporation as of December 31, 2013 and for the period January 1, 2005 (re-entry in development stage) through December 31, 2013.

We also consent to the reference to our firm under the caption "Experts" in such Registration Statement.

Messineo & Co, CPAs LLC
Clearwater, Florida
October 6, 2014